Exhibit 99.3

Connecticut Water | SJW Group

SJW GROUP TO ACQUIRE CONNECTICUT WATER SERVICE TO CREATE A LEADING WATER UTILITY COMPANY

SIGNIFICANT VALUE FOR SJW & CTWS SHAREHOLDERS WHILE HONORING ALL PRIOR STAKEHOLDER COMMITMENTS OF THE MERGER

SIGNIFICANT VALUE CREATION FOR SHAREHOLDERS

- **$70 per share in cash delivers significant and certain value to CTWS shareholders;** represents 33% premium to CTWS' unaffected share price[1]
- Financially compelling transaction expected to be **immediately and increasingly accretive** to SJW EPS
- **Provides compelling growth and investment opportunities at SJW** with increased scale and diversity

BENEFITS TO CUSTOMERS

- **Leverages best-in-class customer service across organization**
- **Transaction seamless to customers** with no change in customer rates as a result of the transaction
- **Enhance service** by capitalizing on technology and sharing best practices, operational expertise and more extensive resources
- **Honoring ~$200M annual capital investments across combined operations** (e.g. new surface water treatment facility in Biddeford, ME)

COMMITTED TO JOBS AND COMMUNITIES

- **No transaction-related layoffs** or significant changes in compensation or benefits planned
- Employees to benefit from **additional career development and geographic mobility opportunities**
- **Dedicated team of locally-based employees and leadership retained at operating utilities**
- **Ongoing community support and involvement**

ENVIRONMENTAL STEWARDSHIP: A CORE VALUE

- **SJW and CTWS are both leaders** in water conservation and protecting lands and water resources
- Combined company **committed to reducing environmental footprint** and furthering sustainable business practices
- **Investment in infrastructure,** which conserves water and energy resources, will remain a priority

STRONG MULTI-STATE PRESENCE WITH INCREASED SCALE, HIGH-QUALITY, WELL-RUN PURE-PLAY OPERATIONS AND CONSTRUCTIVE REGULATORY ENVIRONMENTS

ADVANTAGES OF INCREASED SCALE, FINANCIAL STRENGTH AND GEOGRAPHIC DIVERSITY, WHILE MAINTAINING LOCAL FOCUS AND EXPERTISE



Combined Company Headquarters
San Jose, CA
Maine Water
New England Headquarters
Clinton, CT
Connecticut Water
SJW
SJWTX
Connecticut
California
Maine
Texas

INCREASED DIVERSITY[2]



SJW
CTWS
Pro Forma

COMBINED COMPANY SNAPSHOT

3rd largest investor-owned water and wastewater utility in the U.S.

$2.6B enterprise value

~700 dedicated employees

+1.5M people served

$975M fully underwritten bridge loan facility from J.P. Morgan

$450-550M of equity, underscoring a conservative mix of debt and equity

~$200M of annual capital investments across combined operations

Strong credit rating Committed to "A"-category credit rating of at least "A-"

1. Based on CTWS unaffected closing stock price of $52.57 on March 14, 2018, the day prior to merger announcement.
2. Based on 2017 net income.

CLEAR PATHWAY TO COMPLETION

- Expected to close in Q1 2019
- Customary closing conditions, CTWS shareholder approval, CT PURA, MPUC, FCC; HSR period satisfied
- CPUC planning to complete its inquiry in time to allow acquisition to go forward, if appropriate, by end of 2018

HEADQUARTERS AND LEADERSHIP

- Combined company's headquarters will be in San Jose, CA
- New England headquarters will be in Clinton, CT
- Members of current CTWS executive team expected to lead New England region of combined company

OPERATIONS

- Combined company will be called SJW Group, with New England organization known as Connecticut Water Service, Inc.
- Each company's current operating subsidiaries will continue to operate under their existing brand names

CONNECTICUT WATER CONTACT

Daniel J. Meaney, APR
Director, Corporate Communications
dmeaney@ctwater.com
860.664.6016

SJW GROUP CONTACTS

Jayme Ackemann
Director, Corporate Communications
jayme.ackemann@sjwater.com
408.918.7247

Andrew Walters
Chief Administrative Officer
andrew.walters@sjwater.com
408.279.7818

www.sjw-ctws.com

SJW GROUP TO ACQUIRE CONNECTICUT WATER SERVICE TO CREATE A LEADING WATER UTILITY COMPANY Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the proposed transaction between SJW and CTWS may not be satisfied or waived, including the risk that required approvals from the security holders of CTWS to the proposed transaction are not obtained; (2) the risk that the regulatory approvals required for the proposed transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the proposed transaction; (5) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (6) risks that the proposed transaction disrupts the current plans and operations of SJW or CTWS; (7) the ability of SJW and CTWS to retain and hire key personnel; (8) competitive responses to the proposed transaction; (9) unexpected costs, charges or expenses resulting from the proposed transaction, including, without limitation, related to SJW’s financing plans in connection with the proposed transaction; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (11) the combined company’s ability to achieve the growth prospects and synergies expected from the proposed transaction, as well as delays, challenges and expenses associated with integrating SJW’s and CTWS’s existing businesses; and (12) legislative and economic developments. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement filed by CTWS in connection with the proposed transaction, and are more fully discussed in SJW’s quarterly report on Form 10-Q for the period ended June 30, 2018 filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 27, 2018 and CTWS’s quarterly report on Form 10-Q for the period ended March 31, 2018 filed with the SEC on May 9, 2018. In addition, actual results are subject to other risks and uncertainties that relate more broadly to SJW’s overall business, including those more fully described in its filings with the SEC including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and CTWS’s overall business and financial condition, including those more fully described in its filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017. Forward looking statements are not guarantees of performance, and speak only as of the date made, and none of SJW, its management, CTWS or its management undertakes any obligation to update or revise any forward-looking statements except as required by law. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS In response to the tender offer for all the outstanding shares of common stock of SJW commenced by California Water Service Group (“California Water”) through its wholly owned subsidiary, Waltz Acquisition Sub,Inc., SJW has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on June 15,2018, as amended by that Amendment No. 1 to Schedule 14D-9 filed with the SEC on June 26, 2018. Investors and stockholders of SJW are urged to read the solicitation/recommendation statement on Schedule 14D-9 and other documents that are filed or will be filed with the SEC carefully and in their entirety because they contain important information. Investors and stockholders of SJW may obtain a copy of these documents free of charge at the SEC’s website at www.sec.gov. These materials are also available free of charge at SJW’s investor relations website at https://sjwgroup.com/investor_relations. In addition, copies of these materials may be requested free of charge from SJW’s information agent, Georgeson LLC, toll-free at (866) 357-4029. CONNECTICUT WATER CONTACT SJW GROUP CONTACTS Daniel J. Meaney, APR Jayme Ackemann Andrew Walters Director, Corporate Communications Director, Corporate Communications Chief Administrative Officer dmeaney@ctwater.com jayme.ackemann@sjwater.com andrew.walters@sjwater.com 860.664.6016 408.918.7247 408.279.7818 www.sjw-ctws.com